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                                                                   EXHIBIT 10.45

                          HOUSTONSTREET EXCHANGE, INC.



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT



         This Agreement dated as of March 30, 2001 amends and restates (i) that certain Investor Rights Agreement dated as of February 2, 2000 and amended March 6, 2000, March 31, 2000 and December 4, 2000, by and among HoustonStreet Street Exchange, Inc., a Delaware corporation (the "Company"), BayCorp Holdings, Ltd., a Delaware corporation ("BayCorp"), Equiva Trading Company, a Delaware general partnership ("Equiva"), Enron Net Work LLC, a Delaware limited liability company ("Enron"), and the Purchasers named therein (the "Series A Investor Rights Agreement") and (ii) that certain Investor Rights Agreement dated as of March 31, 2000 by and among the Company and the holders of Series B Convertible Preferred Stock, par value $.01 per share, of the Company (the "Series B Stock") (the "Series B Investor Rights Agreement").

         This Agreement is entered into by and among the Company, BayCorp, Equiva, Enron, the holders of Series A Convertible Preferred Stock, par value $.01 per share, of the Company (the "Series A Stock") listed on SCHEDULE A hereto (the "Series A Stockholders"), the holders of Series B Stock listed on SCHEDULE A hereto (the "Series B Stockholders") and the purchasers of units ("Units") consisting of (x) Senior Secured Notes, (y) Warrants to purchase shares of Series C Convertible Preferred Stock, par value $.01 per share of the Company (the "Series C Stock" and, together with the Series A Stock and the Series B Stock, the "Preferred Stock") (the "Series C Warrants"), and (z) Warrants to purchase shares of Common Stock, $.01 par value per share (the "Common Stock") (the "Common Stock Warrants"), pursuant to that certain Secured Note and Warrant Purchase Agreement dated as of the date hereof (the "Note and Warrant Purchase Agreement") listed on SCHEDULE A hereto (the "Unit Purchasers"). In the event of an Additional Initial Closing (as defined in the Note and Warrant Purchase Agreement), SCHEDULE A hereto will be amended to include such purchasers as Unit Purchasers hereunder.
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                                    RECITALS

         1. The Series A Stockholders purchased certain shares of Series A Stock pursuant to the Series A Convertible Preferred Stock Purchase Agreement dated as of February 2, 2000 (the "Series A Preferred Stock Purchase Agreement").

         2. Equiva purchased 4,814,815 shares of the Common Stock pursuant to the Common Stock Purchase Agreement dated as of February 2, 2000.

         3. BayCorp owns of record 10,000,000 shares of Common Stock.

         4. The Series B Stockholders purchased certain shares of Series B Stock pursuant to the Series B Convertible Preferred Stock Purchase Agreement dated as of March 31, 2000 (the "Series B Preferred Stock Purchase Agreement").

         5. Enron purchased 1,781,043 shares of Common Stock pursuant to the Common Stock Purchase Agreement dated as of September 20, 2000.

         6. On December 4, 2000, the Company issued to Enron a warrant (the "Enron Warrant") to purchase a minimum of 2,544,347 shares of Common Stock (or such number of shares of Common Stock equal to ten 10% of the outstanding Common Stock on the date of exercise of the Enron Warrant) pursuant to the Warrant Agreement dated as of December 4, 2000.

         7. The Unit Purchasers are purchasing, concurrently herewith, the Units pursuant to the Note and Warrant Purchase Agreement.

         8. The Company and the Stockholders (as defined in Section 1 below) desire to provide for certain arrangements with respect to (i) the registration of shares of capital stock of the Company under the Securities Act of 1933, (ii) rights of first refusal with respect to certain issuances of securities of the Company and (iii) certain covenants of the Company.

         9. Section 5(f) of the Series A Investor Rights Agreement provides that the Series A Investor Rights Agreement may be amended with the written consent of the holders of 75% of the voting power of the Series A Stock, and the Common Stock issued and issuable to Enron and the Common Stock issuable upon exercise of the Enron Warrant then outstanding (giving effect to the conversion into Common Stock of all securities convertible thereinto).

         10. Section 5.6 of the Series B Investor Rights Agreement provides that the Series B Investor Rights Agreement may be amended with the written consent of the holders of 75% of the voting power of the Series B Stock then outstanding (giving effect to the conversion into Common Stock of all securities convertible thereinto).

         11. The Company, BayCorp, Equiva, Enron, the Series A Stockholders and the Series B Stockholders are the holders of at least 75% of the voting power of the Series A Stock, the Series B Stock, the Common Stock issued and issuable to Enron and the Common Stock issuable upon exercise of the Enron Warrant outstanding (giving effect to the conversion into Common Stock of all securities convertible thereinto) and of at least 75% of the voting power of the Series B Stock outstanding (giving effect to the conversion into Common Stock of all securities convertible thereinto), in each case immediately prior to the issuance of the Units.


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         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1.       Certain Definitions.

         As used in this Agreement, the following terms shall have the following respective meanings:

         "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

         "Initiating Holders" means the Stockholders initiating a request for registration pursuant to Section 2.1(a) or 2.1(b), as the case may be.

         "Initial Public Offering" means the initial underwritten public offering of shares of Common Stock pursuant to an effective Registration Statement.

         "Junior Registrable Shares" means (i) the 10,000,000 shares of Common Stock owned of record by BayCorp on the date hereof and (ii) the 4,814,815 shares of Common Stock owned of record by Equiva on the date hereof, in each case such number of shares to be adjusted in the event of stock splits, stock dividends, reclassifications, recapitalizations or similar events, in each case such number of shares to be adjusted in the event of stock splits, stock dividends, reclassifications, recapitalizations or similar events.

         "Other Holders" shall have the meaning set forth in Section 2.1(e).

         "Preferred Stockholders" means the Series A Stockholders, the Series B Stockholders and the Series C Stockholders and their respective successors or permitted assigns.

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

         "Registration Expenses" means the expenses described in Section 2.4.

         "Registrable Shares" means Senior Registrable Shares and Junior Registrable Shares; provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (ii) at such time they become eligible for resale pursuant to Rule 144(k) under the Securities Act or (iii) upon any sale in any manner to a person or entity which, by virtue of Section 4 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of


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Registrable Shares, the determination of such percentage shall include shares of
Common Stock issuable upon conversion of the shares of Preferred Stock even if such conversion has not been effected.

          "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

         "Selling Stockholder" means any Stockholder owning Registrable Shares included in a Registration Statement.

         "Senior Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Preferred Stock, (ii) any shares of Common Stock acquired or issuable upon the conversion or exercise of any other securities acquired, by the Stockholders pursuant to Section 3 of this Agreement, (iii) the shares of Common Stock issued or issuable to Enron, (iv) the shares of Common Stock issued or issuable upon exercise of the Enron Warrant once it becomes exercisable, (v) the shares of Common Stock issued or issuable upon exercise of the Common Stock Warrants once they become exercisable, (vi) the shares of Common Stock issued or issuable upon conversion of the Series C Stock issued or issuable upon exercise of the Series C Stock Warrants once they become exercisable and (vii) any other shares of Common Stock issued in respect of shares referred to in the foregoing clauses (i), (ii), (iii), (iv), (v) and
(vi) (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events).

         "Series C Stockholder" means any holder of Series C Stock and any Unit Purchaser or his, her or its respective successors or permitted assigns who exercises any Series C Warrant.

         "Stockholders" means BayCorp, Enron and the Preferred Stockholders and any persons or entities to whom the rights granted under this Agreement are transferred by BayCorp, Enron or the Preferred Stockholders, their respective successors or permitted assigns pursuant to Section 4 hereof.

         2.       Registration Rights.

                  2.1.     Required Registrations.

                  (a) Subject to the terms and conditions of this Agreement, including without limitation Section 2.1(g), at any time after the earlier of (x) the third anniversary date of the Subsequent Closing (as defined in the Note and Warrant Purchase Agreement) of the Units or (y) six months after the closing of the Initial Public Offering, a Stockholder or Stockholders holding in the aggregate at least 15% of the Senior Registrable Shares then outstanding may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Senior Registrable Shares owned by such Stockholder or Stockholders having an aggregate value of at least $10,000,000 (based on the then current market price or fair value). Each such Stockholder's request shall specify the number of Senior Registrable Shares for which registration is sought by such Stockholder.

                  (b) Subject to the terms and conditions of this Agreement, including without limitation Section 2.1(g), at any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary


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                  offerings), a Stockholder or Stockholders holding in the
                  aggregate at least 15% of the Senior Registrable Shares then outstanding or holding any Junior Registrable Shares may request, in writing, that the Company effect the registration on Form S-3 (or such successor form) of Registrable Shares having an aggregate value of at least $5,000,000 (based on the then current public market price).

                  (c) Upon receipt of any request for registration from any stockholder having registration rights pursuant to this Agreement or any other agreement, the Company shall promptly give written notice of such proposed registration to all other Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 20 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election, subject, in the case of an underwritten offering, to the approval of the managing underwriter as provided in Section 2.1(e) below. Thereupon, the Company shall, as expeditiously as possible, use commercially reasonable efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register; provided, however, that in the case of a registration requested under
                  Section 2.1(b), the Company will only be obligated to effect such registration on Form S-3 (or any successor form).

                  (d) If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a) or (b), as the case may be, and the Company shall include such information in its written notice referred to in Section 2.1(c). The right of any other Stockholder to include its Registrable Shares in such registration pursuant to Section 2.1(a) or (b), as the case may be, shall be conditioned upon such other Stockholder's participation in such underwriting on the terms set forth herein.

                  (e) If the Company desires that any officers or directors of the Company holding securities of the Company be included in any registration for an underwritten offering requested pursuant to Section 2.1(d) or if other holders of securities of the Company who are entitled, by contract with the Company, to have securities included in such a registration (the "Other Holders") request such inclusion, the Company may include the securities of such officers, directors and Other Holders in such registration and underwriting on the terms set forth herein. The Company shall (together with all Stockholders, officers, directors and Other Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form (including, without limitation, customary indemnification and contribution provisions on the part of the Company) with the managing underwriter; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of Stockholders that are materially greater than the obligations of the Stockholders under Section 2.5; provided further, that the Company shall use commercially reasonable efforts to negotiate with the underwriters so that the underwriting agreement will not require the Stockholders to make any


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                  representation or warranty other than in connection with
                  information described in Section 2.7. Notwithstanding any other provision of this Section 2.1(e), if the managing underwriter advises the Company that the inclusion of all shares requested to be registered would adversely affect the offering or could not reasonably be sold within the price range acceptable to the Initiating Holders owning a majority of the securities requested to be included by the Initiating Holders, then first the securities of the Company held by officers or directors of the Company (other than Registrable Shares), and second the securities held by Other Holders (other than Registrable Shares) and third Junior Registrable Shares in the case of an offering initiated by holders of Senior Registrable Shares and Senior Registrable Shares in the case of an offering initiated by holders of Junior Registrable Shares shall be excluded from such registration and underwriting in that order and to the extent deemed advisable by the managing underwriter, and if a further limitation of the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated first among all holders of Senior Registrable Shares requesting registration in proportion, as nearly as practicable, to the respective number of Senior Registrable Shares held by them at the time of the request for registration made by the Initiating Holders pursuant to
                  Section 2.1(a) or (b), as the case may be, and second among all holders of Junior Registrable Shares requesting registration in proportion, as nearly as practicable, to the respective number of Junior Registrable Shares held by them at the time of the request for registration made by the Initiating Holders pursuant to Section 2.1(a) or (b), as the case may be. If any holder of Registrable Shares, officer, director or Other Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, and the securities so withdrawn shall also be withdrawn from registration. If the managing underwriter has not limited the number of Registrable Shares or other securities to be underwritten, the Company may include securities for its own account in such registration if
                  (i) the managing underwriter so agrees, (ii) the number of Registrable Shares and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited and (iii) the inclusion of the Company's securities will not, in the opinion of the managing underwriters, adversely affect the ability of the holders of Registrable Shares to be included in the offering to sell such Registrable Shares within the price range acceptable to the Initiating Holders holding a majority of the securities requested to be included by the Initiating Holders.

                  (f) The Company shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a) or (b), subject to the approval of a majority of the Initiating Holders, which approval will not be unreasonably withheld or delayed.

                  (g) The Company shall not be required to file or cause a Registration Statement to be declared effective for (i) more than one registration pursuant to Section 2.1(a) during any 12-month period, (ii) more than two registrations


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                  pursuant to Section 2.1(a) during the term of this Agreement,
                  (iii) more than seven registrations pursuant to Section 2.1(b) during the term of this Agreement of which two may be initiated by BayCorp, one may be initiated by Equiva as to its Junior Registrable Shares, one may be initiated by Elliott Associates, L.P. ("Elliott"), one may be initiated by Omega Advisors, Inc. ("Omega") and two may be initiated by holders of Senior Registrable Shares other than Elliott and Omega. In addition, during the one year period immediately following the Initial Public Offering, the Company shall not be required to effect any registration (other than a registration on Form S-3 or any successor form relating to non-underwritten secondary offerings) within six months after the effective date of any other Registration Statement of the Company. After the first anniversary of the Initial Public Offering, the Company shall not be required to effect any registration (other than a registration on Form S-3 or any successor form relating to non-underwritten secondary offerings) within three months after the effective date of any other Registration Statement of the Company. For purposes of this Section 2.1(g), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless the Initiating Holders withdraw their request for such registration (other than as a result of adverse information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to Section 2.4). In addition, and notwithstanding the foregoing provisions of this Section 2.1(g), in the event that, in connection with any registration pursuant to 2.1(a) or 2.1(b), if (x) the underwriters insist, despite commercially reasonable efforts by the Company to the contrary, that as a condition to the participation of Equiva in the offering Equiva make representations and warranties other than representations and warranties in connection with information described in Section 2.7 and (y) Equiva elects not to participate in such registration as a result of such underwriters' action, then Equiva by itself shall be entitled to initiate one additional registration pursuant to Section 2.1(a) or 2.1(b), as applicable, regardless of the percentage of outstanding shares of Senior Registrable Shares or Junior Registrable Shares then owned at such time by Equiva or the aggregate value of the Senior Registrable Shares or Junior Registrable Shares to be registered (by Equiva or others), and the number of registrations that the Company is required to effect pursuant to clause (ii) or (iii), as the cases may be, shall be increased by one.

                  (h) If at the time of any request to register Registrable Shares by Initiating Holders pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 50 days from the date of such request. During any such delay period, the Company shall continue to prepare a proposed Registration Statement, but may delay filing such Registration Statement pursuant to this Section 2.1(h). The Company's right to


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                  delay a request may not be exercised by the Company more than twice in any 12-month period.

                  2.2.     Incidental Registration.

                  (a) Whenever the Company proposes to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2.1 or a Registration Statement covering shares to be sold solely for the account of Other Holders) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so; provided, that no such notice need be given if no Registrable Shares are to be included therein as a result of a determination of the managing underwriter pursuant to Section 2.2(b). Upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use commercially reasonable efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Stockholder.

                  (b) If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Stockholders as a part of the written notice given pursuant to
                  Section 2.2(a). In such event, the right of any Stockholder to include its Registrable Shares in such registration pursuant to Section 2.2 shall be conditioned upon (i) such Stockholder's participation in such underwriting on the terms set forth herein and (ii) the Company's right to first register securities under Section 2.2(a) in preference over the Stockholders' incidental registration rights pursuant to this Section 2.2. All Stockholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of Stockholders that are greater than the obligations of the Stockholders under Section 2.5; provided further, that the Company shall use commercially reasonable efforts to negotiate with the underwriters so that the underwriting agreement will not require the Stockholders to make any representation or warranty other than in connection with information described in Section 2.7. Notwithstanding any other provision of this
                  Section 2.2, if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering, the Company may limit the number of Registrable Shares to be included in the registration and underwriting. The Company shall so advise all holders of Registrable Shares requesting registration; and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in


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                  the following manner. The securities of the Company held by holders other than Stockholders and Other Holders shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and, if a further limitation on the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all Stockholders and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) which they held at the time the Company gives the notice specified in Section 2.2(a). If any Stockholder or Other Holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting Stockholders and Other Holders pro rata in the manner described in the preceding sentence. If any holder of Registrable Shares or any officer, director or Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. Notwithstanding any other provision of this Section 2.2, the Company shall not be required to exclude or reduce in amount any shares of Common Stock proposed to be sold by the Company in order to facilitate the registration of Registrable Shares or any other shares of Common Stock held by Company stockholders.

                  2.3.     Registration Procedures.

                  (a) If and whenever the Company is required by the provisions of this Agreement to use all commercially reasonable efforts to effect the registration of Registrable Securities under the Securities Act, the Company will, as expeditiously as practicable, do the following:

                           (i) prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use all commercially reasonable efforts to cause that Registration Statement to become effective as soon as practicable and endeavor to cause that Registration Statement to remain effective until the earlier of (i) the date when all Registrable Shares covered thereby have been sold or (ii) 90 days from the effective date of the Registration Statement; provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to one counsel, selected by the holders of Registrable Shares covered by the Registration Statement as a group, a copy of all such documents proposed to be filed;

                           (ii) prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 90 days from


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
                           the effective date or such lesser period until all such Registrable Shares are sold;

                           (iii) furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus or Prospectus filed pursuant to Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

                           (iv) use all commercially reasonable efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholders; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                           (v) cause all such Registrable Shares to be listed, prior to the date of the first sale of such Registrable Shares pursuant to the registration, on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed; and if not then so listed, to use commercially reasonable efforts to cause all such Registrable Shares to be listed, prior to the date of the first sale of such Registrable Shares pursuant to the registration and to the extent the Company meets the securities exchange or automated quotation system's listing requirements, on such exchange or system; provided that if such listing is not commercially practicable, then as "pink sheet" or similar securities, if commercially practicable; provided further that if no such listing is commercially practicable, the Company shall have no obligations under this clause (v);

                           (vi) promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

                           (vii) promptly make available for inspection by each Selling Stockholder, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any one attorney or any one accountant retained by any such underwriter or selected by the Selling Stockholders as a group, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                           (viii) notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

                           (ix) promptly following the effectiveness of such Registration Statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus;

                           (x) notify each Selling Stockholder, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, when the Company learns of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not materially misleading, and, at the request of any such seller, the Company will promptly prepare (and, when completed, give notice to each Selling Stockholder) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not materially misleading; provided that upon such notification by the Company, each Selling Stockholder will not offer or sell such Registrable Securities until the Company has notified such seller that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to such Selling Stockholder;

                           (xi) enter into all such customary agreements (including underwriting agreements in customary form) and take all such other actions as any Selling Stockholder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares;

                           (xii) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Shares included in such Registration Statement for sale in any jurisdiction, the Company will use commercially reasonable efforts promptly to obtain the withdrawal of such order;

                           (xiii) use its commercially reasonable efforts to obtain:

                                    (A) at the time of effectiveness of each registration, a "comfort letter" from the Company's independent certified public accountants covering such matters of the type customarily covered by "cold comfort letters" as the underwriters reasonably request; and

                                    (B) at the time of any underwritten sale pursuant to a Registration Statement, a "bring-down comfort letter," dated as of the date of such sale, from the Company's independent certified public accountants covering such matters of the type customarily covered by comfort letters as the underwriters reasonably request;

                           (xiv) use its commercially reasonable efforts to obtain, at the time of effectiveness of each registration described in Section 2.2 and at the time of any sale pursuant to each registration, an opinion or opinions, from counsel to the Company, as reasonably requested by the Selling Stockholders regarding matters of the type customarily included in such opinions;

                           (xv) make generally available to its stockholders as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 under the Securities Act;

                           (xvi) if the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares; and

                           (xvii) in the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended

                           Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.3 to suspend sales of Registrable Shares for a period in excess of 50 days more than twice in any 12-month period.

                  2.4. Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section 2.1 is withdrawn at the request of the Initiating Holders (other than as a result of adverse information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under Section 2.1, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in performing or complying with this Agreement, including, without limitation, all registration and filing fees, exchange or quotation listing fees, printing expenses, messenger and delivery fees, fees and expenses of counsel for the Company, state Blue Sky fees and expenses and the fees and expenses of any certified public accountants of the Company and other third parties specifically retained by the Company, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders' own counsel.

                  2.5.     Indemnification and Contribution.

                  (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Stockholder, its directors, officers and shareholders, each underwriter of such Registrable Shares and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Selling Stockholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent, that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof; further provided, however, that the Company shall be liable and shall provide indemnification under this Section 2.5(a) to the extent that (after such Selling Stockholder, underwriter or controlling person furnishes to the Company, in writing, information that corrects any previous untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the previous omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading) the Company fails to prepare and deliver to purchasers of the Company's securities pursuant to such registration a final prospectus that corrects such previous untrue statement or alleged untrue statement of material fact or such previous omission or alleged omission to state a material fact and such correction is in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof.

                  (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if and to the extent the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by or on behalf of such Selling Stockholder indicating that it was provided specifically for use in such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling

                  Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.

                  (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling

                  Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of
                  Section 2.5, (i) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (ii) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

                  2.6. Other Matters with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) cause its independent public accounting firm to issue customary "cold comfort letters" to the underwriters with respect to the Registration Statement.

                  In any underwritten offering in which shares of the Preferred Stockholders are to be included, if the managing underwriter requests a limitation in the number of such shares to be included therein, then any such reduction shall be borne ratably by the Preferred Stockholders in proportion to the number of shares held by each that carry registration rights.

                  2.7. Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

                  2.8. "Stand-Off" Agreement; Confidentiality of Notices. Each Stockholder, if requested by the Company or the managing underwriter of an underwritten public offering by the Company of Common Stock, shall not sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a period of 180 days following the effective date of a Registration Statement; provided that such 180 day period shall be reduced to 120 days for underwritten public offerings other than the Company's Initial Public Offering and shall apply only if all of the Company's directors and executive officers are subject to substantially equivalent restrictions on sales, transfers and other dispositions of securities of the Company held by such person or entity; further provided that in all cases, the Company shall also be subject to substantially equivalent restrictions on sales, transfers and other dispositions of securities of the Company for such 180-day or 120-day periods, as the case may be.

                  The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of such 180-day or 120-day periods, as the case may be.

                  Any Stockholder receiving any written notice from the Company regarding the Company's plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

                  2.9. Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Stockholders holding at least 85% of the Registrable Shares then held by all Stockholders, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which grants such holder or prospective holder rights to demand a registration of securities of the Company or include securities of the Company in any Registration Statement, unless such rights are not more favorable than the rights granted to the Stockholders under this Agreement.

                  2.10. Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

                  (a) use all commercially reasonable efforts to make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

                  (b) use all commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (c) furnish to any holder of Registrable Shares upon request
                  (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and
                  (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

                  2.11. Termination. All of the Company's obligations to register Registrable Shares under Sections 2.1 and 2.2 of this Agreement shall terminate ten years after the closing of the Initial Public Offering.

         3.       Right Of First Refusal.

                  3.1.     Rights of Stockholders.

                  (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company or any securities exercisable for or convertible into any such securities or
                  (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with this
                  Section 3.1. The Company shall deliver to each Stockholder a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (iv) offer to issue and sell to or exchange with such Stockholder (A) a pro rata portion of the Offered Securities determined by dividing the aggregate number of shares of Common Stock then held by such Stockholder (giving effect to the full conversion or exercise of all shares of convertible preferred securities and warrants then held by such Stockholder) by the total number of shares of Common Stock then outstanding (giving effect to the full conversion or exercise of all outstanding shares of convertible preferred securities and warrants held by all Stockholders) (the "Basic Amount"), and (B) in the event that all of the Offered Securities are not subscribed for, all or any portion of the Offered Securities that remain (the "Undersubscription Amount").

                  (b) To accept an Offer, in whole or in part, a Stockholder must deliver a written notice to the Company prior to 20 days after the date of delivery of the Offer, setting forth the portion of the Stockholder's Basic Amount that such Stockholder elects to purchase and, if such Stockholder shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Stockholder elects to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Stockholders are less than the number or amount of the Offered Securities, then each Stockholder who has offered to purchase a portion of the Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts are over-subscribed, then each Stockholder subscribing for a portion of the Undersubscription Amount shall only be entitled to purchase his pro rata portion of the Undersubscription Amount (determined by dividing the Basic Amount of each Stockholder subscribing for a portion of the Undersubscription Amount by the sum of the Basic Amounts of all Stockholders subscribing for a portion of the Undersubscription Amount), subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

                  (c) The Company shall have 90 days from the expiration of the period set forth in Section 3.1(b) above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Stockholders (the "Refused Securities"), but only to the offerees or purchasers described in the Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

                  (d) Any Offered Securities not acquired by the Stockholders or other persons in accordance with Section 3.1(c) above may not be issued, sold or exchanged until they are again offered to the Stockholders under the procedures specified in this Agreement.

                  (e) The rights of a Stockholder under this Section 3 shall not apply to:

                           (i) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

                           (ii) Preferred Stock issued as a stock dividend to holders of Preferred Stock or upon any subdivision or combination of shares of Preferred Stock;

                           (iii) the issuance of any shares of Common Stock upon conversion of shares of Preferred Stock;

                           (iv) the issuance of up to 35,387,796 shares of Common Stock or the grant of options therefor, including shares issued upon exercise of options outstanding on the date of this Agreement to officers, directors, consultants, advisors and employees of the Company or any subsidiary pursuant to any plan, agreement or arrangement approved by a vote of not less than a majority of the Board of Directors of the Company (such number of shares to be adjusted in the event of stock splits, stock dividends, reclassifications, recapitalizations or similar events);

                           (v) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity;

                           (vi) the issuance of up to 10,000,000 shares of Common Stock (such number of shares to be adjusted in the event of stock splits, stock dividends, reclassifications, recapitalizations or similar events) to creditors of the Company in satisfaction of amounts payable by the Company in transactions approved by the Board of Directors of the Company;

                           (vii) shares of Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act;

                           (viii) shares of the Company's capital stock sold at a "Subsequent Closing" (as that term is defined in Section 2(b) of the Series A Preferred Stock Purchase Agreement);

                           (ix) the sale by the Company of up to 266,667 shares of the Company's Common Stock before May 31, 2000;

                           (x) the sale by the Company of up to 2,333,334 shares of the Company's Series B Stock, before June 30, 2000;

                           (xi) the issuance of shares of the Company's Common Stock to Enron pursuant to the terms of the Enron Warrant;

                           (xii) the issuance of up to 763,305 shares of Common Stock (such number of shares to be adjusted in the event of stock splits, stock dividends, reclassifications, recapitalizations or similar events) to Enron pursuant to the terms of that Common Stock Purchase Agreement dated as of September 20, 2000;

                           (xiii) the issuance of up to 60,000 shares of the Company's Common Stock (such number of shares to be adjusted in the event of stock splits, stock dividends, reclassifications, recapitalizations or similar events) to Andersen Consulting LLP (now know as Accenture LLP) pursuant to the terms of that certain Warrant Agreement dated as of December, 2000; and

                           (xiv) the sale by the Company of Units (each Unit consisting of a Note, Common Stock Warrants, and Series C Warrants), including (a) the issuance of shares of Series C Preferred Stock upon the exercise of the Series C Warrants, (b) the issuance of shares of Common Stock upon the exercise of the Common Stock Warrants, and (c) Series C Warrants issued as payment of interest on the Notes, pursuant to the Note and Warrant Purchase Agreement.

                  3.2. Termination. This Section 3 shall terminate upon the earliest of the following events:

                  (a) the sale of all or substantially all of the assets or business of the Company, by merger, sale of assets or otherwise; or

                  (b) the closing of the Initial Public Offering.

                  3.3. Termination of Series A Stockholders' Rights. The rights and obligations of the Series A Stockholders under this Section 3 shall terminate at such time as less than 25% of the aggregate of all originally issued shares of Series A Stock are outstanding (such number to be proportionately adjusted in the event of any stock splits, stock dividends, recapitalizations or similar events occurring on or after February 1, 2000).

                  3.4. Termination of Series B Stockholders' Rights. The rights and obligations of the Series B Stockholders under this Section 3 shall terminate at such time as less than 25% of the aggregate of all originally issued shares of Series B Stock are outstanding (such number to be proportionately adjusted in the event of any stock splits, stock dividends, recapitalizations or similar events occurring on or after February 1, 2000).

                  3.5. Termination of Series C Stockholders' Rights. The rights and obligations of the Series C Stockholders under this Section 3 shall terminate at such time as less than 25% of the aggregate of all originally issued shares of Series C Stock are outstanding (such number to be proportionately adjusted in the event of any stock splits, stock dividends, recapitalizations or similar events occurring on or after the date hereof).

                  3.6. Termination of Enron's Rights. Enron shall not be entitled to the rights of each Stockholder pursuant this Section 3 if that certain Price Posting Agreement dated as of December 4, 2000 (the "Posting Agreement") shall have been terminated (i) by Enron prior to the Interface Completion Date (as defined in the Posting Agreement) pursuant to Section 12(a)(i) through (xi) (except (iii)) of the Posting Agreement, (ii) by the Company at any time pursuant to Section 12(b) of the Posting Agreement or (iii) at any time pursuant to Section 12(a)(iii) of the Posting Agreement.

         4. Transfers of Rights. This Agreement, and the rights and obligations of each Stockholder hereunder, may be assigned by such Stockholder to (i) any person or entity to which at least 50,000 Registrable Shares are transferred by such Stockholder or (ii) to any partner, stockholder or Affiliate (as defined below) of such Stockholder, and such transferee shall be deemed a "Stockholder" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees in writing to be bound hereby. For purposes of the preceding sentence, an "Affiliate" of a Stockholder is a person controlled by, controlling or under common control of such Stockholder.

         5. General.

                  5.1. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  5.2. Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Stockholder shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                  5.3. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

                  5.4. Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient at his, her or its address as set forth in the Series A Preferred Stock Purchase Agreement, the Series B Preferred Stock Purchase Agreement, the Note and Warrant Purchase Agreement or, in the case of Enron,

                           Enron Net Works LLC
                           1400 South Street
                           Houston, Texas 77002
                           Attention: Compliance Department
                           Donna Lowry
                           Telephone: (713) 853-1939
                           Facsimile: (713) 646-4039

                  Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

                  5.5. Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  5.6. Amendments and Waivers. No amendment, modification or termination of, or waiver (other than a waiver as to only the rights of the particular party granting the waiver) under, any provision of this Agreement shall be valid unless in writing and signed by the holders of
         (i) 85% of the voting power of the Senior Registrable Shares, (ii)

         75% of the voting power of the Series A Stock, (iii) 75% of the voting power of the Series B Stock, and (iv) 85% of the voting power of the Series C Stock and the Series C Warrants (to the extent that the Series C Warrants are then exercisable), each as then outstanding (assuming the exercise and conversion into Common Stock of all securities exercisable therefor or convertible thereinto); provided that:

                  (a) the consent of the Company shall be required to effect any amendment, modification or termination of, or waiver under, any provision of this Agreement that adversely affects the Company's rights or obligations set forth in this Agreement (it being agreed that adding Stockholders pursuant to Section 5.6(c) does not adversely affect the Company's rights or obligations set forth in this Agreement);

                  (b) any amendment, modification or waiver (other than a waiver as to only the rights of the particular party granting the waiver) under this Agreement that is not executed by all Stockholders shall affect all Stockholders in the same fashion;

                  (c) subsequent purchasers of the Company's capital stock, or options to purchase such capital stock or securities convertible into such capital stock, shall constitute "Stockholders" for purposes of this Agreement and the securities of the Company owned by such purchasers shall constitute "Senior Registrable Shares" for purposes of this Agreement;

                  (d) to the extent a provision of Section 2 of this Agreement relates to Junior Registrable Shares, any amendment, modification or waiver (other than a waiver as to only the rights of the particular party granting the waiver) of such provision shall require the written consent of holders of at least 75% of the then-outstanding Junior Registrable Shares; and

                  (e) any amendment, modification or termination effected in accordance with this Section 5.6 shall be binding upon all parties hereto.

         Notwithstanding the provisions of Section 5.6(iv) above, unless and until the Subsequent Closing (as defined in the Note and Warrant Purchase Agreement) occurs, no amendment, modification or termination of, or waiver (other than a waiver as to only the rights of the particular party granting the waiver) under any provision of this Agreement shall be valid unless in writing and signed by the holders of 90% of the voting power of the Series C Stock and the Series C Warrants (to the extent that the Series C Warrants are then exercisable).

                  5.7. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                  5.8. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                  5.9. Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

                  6.0 Subsequent Unit Purchasers. Any future purchaser of Units in accordance with the terms of the Note and Warrant Purchase Agreement may become a party to this Agreement after the date hereof without the consent of the other parties hereto by executing a counterpart signature page to this Agreement. Each such party shall be deemed a Unit Purchaser hereunder. SCHEDULE A hereto shall be amended from time to time to reflect the addition of any Unit Purchasers pursuant to this
         Section 6.0.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Amended and Restated Investor Rights Agreement has been executed by the parties hereto as of the day and year first above written.

                                       HOUSTONSTREET EXCHANGE, INC.

                                       By: /s/ Frank W. Getman Jr.
                                           -------------------------------------
                                           Frank W. Getman Jr.
                                           President and Chief Executive Officer

                                       BAYCORP HOLDINGS, LTD.

                                       By: /s/ Frank W. Getman Jr.
                                           -------------------------------------
                                           Frank W. Getman Jr.
                                           President and Chief Executive Officer

                                       EQUIVA TRADING COMPANY

                                       By: /s/ William Finnerty
                                           -------------------------------------
                                           Name: William Finnerty
                                           Title: Senior Vice President

                                       THOMAS H. LEE INVESTORS
                                       LIMITED PARTNERSHIP

                                       By: /s/ Wendy Masler
                                           -------------------------------------
                                           Name: Wendy Masler
                                           Title: Senior Vice President and
                                                  Treasurer

                                       TSG EQUITY FUND, L.P.

                                       By: /s/ T. Nathanael Shepherd
                                           -------------------------------------
                                           Name: T. Nathanael Shepherd
                                           Title: President

                                       TSG EQUITY PARTNERS LLC

                                       By: /s/ T. Nathanael Shepherd
                                           -------------------------------------
                                           Name: T. Nathanael Shepherd
                                           Title: President


                                       THOMAS R. SHEPHERD

                                       /s/ Thomas R. Shepherd
                                       -----------------------------------------

                                        T. NATHANAEL SHEPHERD

                                        /s/ T. Nathanael Shepherd
                                        ----------------------------------------


                                        FRANK W. GETMAN JR.

                                        /s/ Frank W. Getman Jr.
                                        ----------------------------------------


                                        ENRON NET WORKS LLC

                                        By: /s/ Andrew Zipper
                                            ------------------------------------
                                            Name: Andrew Zipper
                                            Title: Vice President


                                        MICHAEL DESROCHERS


                                        /s/ Michael Desrochers
                                        ----------------------------------------


                                        BARRETT MCDEVITT


                                        /s/ Barrett McDevitt
                                        ----------------------------------------


                                        PETER GETMAN


                                        /s/ Peter Getman
                                        ----------------------------------------


                                        JAMES S. GORDON


                                        /s/ James S. Gordon
                                        ----------------------------------------


                                        MITCHELL JACOBS


                                        /s/ Mitchell Jacobs
                                        ----------------------------------------

                                       WILLIAMS ENERGY MARKETING &
                                       TRADING COMPANY

                                       By: /s/ William C. Lawson
                                           -------------------------------------
                                           Name: William C. Lawson
                                           Title: Director

                                       SAPIENT CORPORATION

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       BOWSTREET.COM, INC.

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       OMEGA ADVISORS, INC. for and on behalf
                                       of Omega Capital Partners, L.P.,
                                       Omega International Partners, L.P.,
                                       Omega Overseas Partners, Ltd., and
                                       various institutional  accounts under
                                       the investment  management of Omega
                                       Advisors, Inc.

                                       By: /s/ David Bloom
                                           -------------------------------------
                                           Name: David Bloom
                                           Title: Chief Operating Officer

                                       ELLIOTT ASSOCIATES, L.P.

                                       By: /s/ Paul Singer
                                           -------------------------------------
                                           Name:
                                           Title:

                                       KROAD VENTURES, L.P.

                                       By: KRoad Partners, LLC
                                           Its General Partner

                                       By: /s/ David L. Tohir
                                           -------------------------------------
                                           Name: David L. Tohir
                                           Title: Senior Vice President

                                       VIVENDI, S.A.

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       CONOCO, INC.

                                       By: /s/ E.L. Oshlo
                                           -------------------------------------
                                           Name: E.L. Oshlo
                                           Title: Vice President

                                       MICROARTS CORPORATION AFFILIATES

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                      SCHEDULE A



Thomas H. Lee Investors Limited Partnership                  200,000
       Attention: Soren Oberg
       75 State Street
       Boston, Massachusetts 02109

TSG Equity Fund, L.P.                                         55,217
       Attention: Thomas R. Shepherd
       636 Great Road
       Stow, MA 01775

TSG Equity Partners LLC                                          667
       Attention: Thomas R. Shepherd
       636 Great Road
       Stow, MA 01775

Thomas R. Shepherd                                             7,939
       c/o TSG Equity Partners LLC
       636 Great Road
       Stow, MA 01775

T. Nathanael Shepherd                                          2,844
       c/o TSG Equity Partners LLC
       636 Great Road
       Stow, MA 01775

Frank W. Getman Jr                                            60,000
       222 International Drive, Suite 125
       Portsmouth, New Hampshire 03801-6809

JUNIOR REGISTRABLE SHARES

BayCorp Holdings, Ltd.                                    10,000,000
       Attn. Frank W. Getman Jr
       222 International Drive, Suite 125
       Portsmouth, New Hampshire 03801-6809

Equiva Trading Company                                     4,814,815
       Attention:  William J. Finnerty
       One Allen Center
       500 Dallas Street
       Houston, Texas 77002

SENIOR REGISTRABLE SHARES

         COMMON STOCK


Enron Net Works LLC                                        1,781,043
       Attention: Compliance Department; Donna Lowry
       1400 Smith Street
       Houston, Texas 77002




Enron Net Works LLC                                          763,305
       Attention: Compliance Department; Donna Lowry    (Contingent Rights to
       1400 Smith Street                                Receive Common Stock)
       Houston, Texas 77002




Enron Net Works LLC                                        2,544,347
       Attention: Compliance Department; Donna Lowry    (Warrant to Purchase
       1400 Smith Street                                Common Stock)
       Houston, Texas 77002


         SERIES A CONVERTIBLE PREFERRED STOCK

Michael Desrochers                                            22,222
Barrett McDevitt                                              22,223
Peter Getman                                                  22,222
       c/o MicroArts Corporation
       655 Portsmouth Avenue
       Greenland, Portsmouth 03840

James S. Gordon                                               26,667
       86 Mt. Vernon Street
       Boston, Massachusetts 02108

Williams Energy Marketing & Trading Company                  800,000
       Attention: Bill Hobbs
       One Williams Center
       P.O. Box 2848
       Tulsa, Oklahoma 74172

Sapient Corporation                                          266,667
       Attention: Wendy Kelly
       One Memorial Drive
       Cambridge, Massachusetts 02142

Bowstreet.com, Inc.                                           66,667
       Attention: Jack Serfass
       1 Harbour Place
       Portsmouth, New Hampshire 03801

Equiva Trading Company                                     1,066,667
       Attention:  William J. Finnerty
       One Allen Center
       500 Dallas Street
       Houston, Texas 77002

Omega Advisors, Inc.                                         666,667
       Attention:  David Bloom
       Wall Street Plaza
       88 Pine Street, 31st Floor
       New York, New York 10005

Elliott Associates, L.P.                                     666,667
       Attention: Michael R. Latina
       712 Fifth Avenue, 36th Floor
       New York, New York 10019

Equiva Trading Company                                       133,334
       Attention:  Arthur Nicoletti
       One Allen Center - 500 Dallas
       Houston, Texas 77002




SERIES B CONVERTIBLE PREFERRED STOCK

KRoad Ventures, L.P.                                         416,667
       330 Madison Ave.
       25th Floor
       New York, NY 10017

Vivendi, S.A.                                                166,667
       c/o KRoad Ventures, L.P.
       330 Madison Ave.
       25th Floor
       New York, NY 10017

Conoco, Inc                                                  500,000
       600 N. Dairy Ashford
       MA 3128
       Houston, TX 77079-1175

PURCHASERS OF UNITS

            Name and Address                Units/Principal     No. of Series C   No. of Common Stock
            ----------------                ---------------     ---------------   -------------------
                                            Amount of Notes      Stock Warrants        Warrants
                                            ---------------      --------------        --------
BayCorp Holdings, Ltd.                       $8,419,842.00         56,132,280          2,806,614
     Attn:  Frank W. Getman, Jr
     222 International Drive, Suite 125
     Portsmouth, NH 03801-6809
TSG Equity Fund, L.P.                        $   17,763.11            118,421              5,920
     Attn:  Thomas R. Shepherd
     636 Great Road
     Stow, MA 01775
TSG Equity Partners LLC                      $      179.43              1,196                 60
     Attn:  Thomas R. Shepherd
     636 Great Road
     Stow, MA 01775
Thomas R. Shepherd                           $   21,503.60             10,024                501
     c/o TSG Equity Partners LLC
     636 Great Road
     Stow, MA 01775
T. Nathanael Shepherd                        $      553.86              3,692                185
     c/o TSG Equity Partners LLC
     636 Great Road
     Stow, MA 01775
James S. Gordon                              $  187,500.00          1,250,000             62,500
     86 Mt. Vernon Street
     Boston, MA 02108
Mitchell Jacobs                              $  125,000.00            833,334             41,667
     1 Energy Road
     North Dartmouth, MA 02747
KRoad Ventures                               $  160,000.00          1,066,667             53,334
     330 Madison Avenue
     25th Floor
     New York, NY 10017

Equiva Trading Company                       $1,394,354.00          9,295,693            464,785
     Attention:  William J. Finnerty
     One Allen Center
     500 Dallas Street
     Houston, TX 77002
Omega Advisors, Inc.                         $  180,000.00          1,200,000             60,000
     Attention: Ed Levy
     Wall Street Plaza
     88 Pine Street, 31st Floor
     New York, NY 10005
Michael A. Desrochers                        $   83,333.00            555,553             27,778
     c/o MicroArts Corporation
     655 Portsmouth Avenue
     Portsmouth, NH 03840
Barrett McDevitt                             $   83,334.00            555,560             27,778
     c/o MicroArts Corporation
     655 Portsmouth Avenue
     Portsmouth, NH 03840
Peter L. Getman                              $   83,333.00            555,553             27,778
     c/o MicroArts Corporation
     655 Portsmouth Avenue
     Portsmouth, NH 03840
Conoco, Inc.                                 $  437,819.00          2,918,793            145,940
     600 N. Dairy Ashford
     MA 3128
     Houston, TX 77079-1175
Thomas H. Lee Investors Limited              $      75,000            500,000             25,000
Partnership
     75 State Street
     Boston, MA 02109
Vivendi, S.A
     330 Madison Avenue
     25th Floor
     New York, NY 10017